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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                November 12, 2004


                         GENERAL GROWTH PROPERTIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-11656                    42-1283895
      ---------------               ------------              ----------------
      (State or other               (Commission               (I.R.S. Employer
      jurisdiction of               File Number)               Identification
       incorporation)                                            Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 960-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ONLY THOSE ITEMS AMENDED ARE REPORTED HEREIN.

The registrant hereby amends its Current Report on Form 8-K signed November 12, 2004 as follows:


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 12, 2004, General Growth Properties, Inc. (the "Company") completed its previously announced merger with The Rouse Company ("Rouse"), a real estate development and management company. Under the terms of the merger agreement, stockholders of Rouse received a cash payment of $65.20526 per share. The total consideration paid was approximately $12.7 billion consisting of approximately $7.3 billion in cash plus the assumption of approximately $5.4 billion of existing Rouse debt (including Rouse's share of debt of unconsolidated affiliates). The primary source of the cash consideration for the merger was an approximately $7.3 billion credit agreement with a syndicate of banks and other entities discussed below in response to Item 2.03.

In addition, on November 9, 2004, the Company closed a warrant offering to existing equity holders. Subscribers in the warrants offering subscribed for approximately 15.9 million shares of the Company's common stock, at $32.23 per share, for total gross proceeds of approximately $512.6 million. The Company accepted the subscriptions and issued the common stock as of Friday, November 12, 2004.

Reference is made to the Merger Agreement filed as Exhibit 2.1 and hereby incorporated by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The Company entered into a credit agreement on November 12, 2004 to fund the cash portion of the Rouse merger consideration and, with other cash and financing sources, fund other costs of the merger transaction. The credit agreement includes a six-month bridge loan of approximately $1.145 billion, a three-year $3.65 billion term loan, a four-year $2 billion term loan and a three-year $500 million revolving credit facility of which only $250 million was initially borrowed. Repayment of the three-year $3.65 billion term loan begins in November 2005 with semi-annual payments in 2006, quarterly payments in 2007 and a final $1.775 billion payment in November 2007. Repayment of the four-year $2 billion term loan begins in March 2005 with quarterly payments through September 2008 and a final $1.925 billion payment in November 2008. The Company has the right to reduce amounts outstanding under the credit agreement, without incurring prepayment penalties, by making payments in excess of the required minimum payments. The credit agreement initially bears interest at a weighted-average rate of LIBOR plus approximately 2.28 percent.

With exceptions for capital expenditures and other items, the Company is required to apply the net proceeds of future mortgage financings and refinancings, sales of equity, and asset dispositions (including by casualty or condemnation) toward prepayment of the credit agreement in accordance with various priorities set out in the credit agreement. The credit agreement is secured by a pledge of the Company's operating partnership's ownership interests in Rouse and in GGPLP L.L.C. and also by a pledge of the interests in an operating account in which the Company will deposit any distributions the operating partnership receives from its interests in the Rouse companies.

During the term of the facility, the Company is subject to customary affirmative and negative covenants. Upon the occurrence of an event of default contained in the credit agreement, the lenders will have the option of declaring immediately due and payable all amounts outstanding under the agreement. The credit agreement contains events of default including a failure by the Company to maintain its status as a REIT under the Internal Revenue Code, a failure by the Company to remain listed on the New York Stock Exchange and such customary events as nonpayment of principal, interest, fees or other amounts, breach of representations and warranties, breach of covenant, cross-default to other indebtedness and certain bankruptcy events.

Reference is made to the credit agreement filed as Exhibit 10.1 and hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a), (b) The requisite financial information with respect to the Rouse acquisition will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than 71 days after the closing date of acquisition on November 12, 2004.



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(c)             Exhibits

                Exhibit
                Number         Name

                2.1 Agreement and Plan of Merger by and Among The Rouse Company, General Growth Properties, Inc. and Red Acquisition, LLC dated as of August 19, 2004 (incorporated by reference to Exhibit 2.1 to the Company's Report on Form 8-K/A filed August 23, 2004)

                10.1 $7,295,000,000 Amended and Restated Credit Agreement among General Growth Properties, Inc., GGP Limited Partnership and GGPLP L.L.C, as Borrowers, the Several Lenders from Time to Time Parties hereto, Lehman Brothers Inc., Banc of America Securities LLC, Credit Suisse First Boston and Wachovia Capital Markets, LLC, as Arrangers, Bank of America, N.A.and Credit Suisse First Boston, as Syndication Agents, Eurohypo AG, New York Branch, as Documentation Agent, Lehman Commercial Paper Inc., as Tranche B Administrative Agent, and Wachovia Bank, National Association, as General Administrative Agent dated as of November 12, 2004

                10.2 Sixth Amendment dated November 12, 2004 to the Second Amended and Restated Operating Agreement of GGPLP, L.L.C.

                10.3 Amendment dated November 12, 2004 to the Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership

                99.1 Press Release dated November 12, 2004 entitled "General Growth Properties, Inc. Completes Merger of The Rouse Company"




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GENERAL GROWTH PROPERTIES, INC.

                                            By:  /s/ Bernard Freibaum
                                                 -------------------------------
                                                 Bernard Freibaum
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date:  November 18, 2004



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            NAME

2.1 Agreement and Plan of Merger by and Among The Rouse Company, General Growth Properties, Inc. and Red Acquisition, LLC dated as of August 19, 2004 (incorporated by reference to Exhibit
                  2.1 to the Company's Report on Form 8-K/A filed August 23,
                  2004)

10.1 $7,295,000,000 Amended and Restated Credit Agreement among General Growth Properties, Inc., GGP Limited Partnership and GGPLP L.L.C, as Borrowers, the Several Lenders from Time to Time Parties hereto, Lehman Brothers Inc., Banc of America Securities LLC, Credit Suisse First Boston and Wachovia Capital Markets, LLC, as Arrangers, Bank of America, N.A. and Credit Suisse First Boston, as Syndication Agents, Eurohypo AG, New York Branch, as Documentation Agent, Lehman Commercial Paper Inc., as Tranche B Administrative Agent, and Wachovia Bank, National Association, as General Administrative Agent dated as of November 12, 2004

10.2 Sixth Amendment dated November 12, 2004 to the Second Amended and Restated Operating Agreement of GGPLP, L.L.C.

10.3 Amendment dated November 12, 2004 to the Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership

99.1 Press Release dated November 12, 2004 entitled "General Growth Properties, Inc. Completes Merger of The Rouse Company"